                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                       55479
(Address of principal executive offices)                     (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)

                          -----------------------------

                         HAIGHTS CROSS OPERATING COMPANY
               (Exact name of obligor as specified in its charter)

DELAWARE                                                     13-4087416
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)


10 NEW KING STREET
SUITE 110
WHITE PLAINS, NEW YORK                                       10604
Address of principal executive offices)                      (Zip code)


                          -----------------------------
                         11 3/4% SENIOR NOTES DUE 2011
                       (Title of the indenture securities)

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
Item 1. General Information.  Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  The Board of Governors of the Federal Reserve System Washington, D.C.

            (b)   Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor.  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.     Not applicable.

Item 16. List of Exhibits.    List below all exhibits filed as a part of this
                              Statement of Eligibility. Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

      Exhibit 1.        a.    A copy of the Articles of Association of the
                              trustee now in effect.***

      Exhibit 2.        a.    A copy of the certificate of authority of the
                              trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                              Northwestern National Bank of Minneapolis.*

                        b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                        c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                        d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                        e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                        f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

      Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

      Exhibit 4.        Copy of By-laws of the trustee as now in effect.***

      Exhibit 5.        Not applicable.

      Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

      Exhibit 7.        Consolidated Report of Condition attached.

      Exhibit 8.        Not applicable.

      Exhibit 9.        Not applicable.







      * Incorporated by reference to exhibit number 25.1(b) filed with registration statement number 333-74872.

      *** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

      **** Incorporated by reference to exhibit number 2f to the trustee's Form T-1 filed as exhibit 25.1 to the Current Report Form 8-K dated September 8, 2000 of NRG Energy Inc. file number 001-15891.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 15th day of September 2003.





                              WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION

                              By: /s/ Joseph P. O'Donnell

                              -------------------------------------------
                              Joseph P. O'Donnell
                              Corporate Trust Officer
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                                    EXHIBIT 6



September 15, 2003


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                                    Very truly yours,

                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION

                                    By: /s/ Joseph P. O'Donnell

                                    --------------------------------------
                                    Joseph P. O'Donnell
                                    Corporate Trust Officer
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                       Consolidated Report of Condition of

                Wells Fargo Bank Minnesota, National Association
           of Sixth Street and Marquette Avenue, Minneapolis, MN 55479
                     And Foreign and Domestic Subsidiaries,
   at the close of business June 30, 2003, filed in accordance with 12 U.S.C.
                        Section 161 for National Banks.

                                                                                           Dollar Amounts
                                                                                              In Millions
                                                                                           --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                      $ 1,820
         Interest-bearing balances                                                                    63
Securities:
         Held-to-maturity securities                                                                   0
         Available-for-sale securities                                                             1,865
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                   10,646
         Securities purchased under agreements to resell                                             117
Loans and lease financing receivables:
         Loans and leases held for sale                                                           20,213
         Loans and leases, net of unearned income                                 18,159
         LESS: Allowance for loan and lease losses                                   283
         Loans and leases, net of unearned income and allowance                                   17,876
Trading Assets                                                                                       440
Premises and fixed assets (including capitalized leases)                                             148
Other real estate owned                                                                                6
Investments in unconsolidated subsidiaries and associated companies                                    0
Customers' liability to this bank on acceptances outstanding                                          17
Intangible assets
         Goodwill                                                                                    291
         Other intangible assets                                                                      11
Other assets                                                                                       1,380
                                                                                                 -------
Total assets                                                                                     $54,893
                                                                                                 =======

LIABILITIES
Deposits:
         In domestic offices                                                                     $36,876
                  Noninterest-bearing                                             24,165
                  Interest-bearing                                                12,711
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                             4,858
                  Noninterest-bearing                                                  1
                  Interest-bearing                                                 4,857
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                               1,391
         Securities sold under agreements to repurchase                                              286

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
                                                                                           Dollar Amounts
                                                                                              In Millions
                                                                                           ---------------
Trading liabilities                                                                                     50
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized
         leases)                                                                                     6,718
Bank's liability on acceptances executed and outstanding                                                18
Subordinated notes and debentures                                                                        0
Other liabilities                                                                                    1,192
                                                                                                   -------
Total liabilities                                                                                  $51,389

Minority interest in consolidated subsidiaries                                                           0

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                            0
Common stock                                                                                           100
Surplus (exclude all surplus related to preferred stock)                                             2,134
Retained earnings                                                                                    1,208
Accumulated other comprehensive income                                                                  62
Other equity capital components                                                                          0
                                                                                                   -------
Total equity capital                                                                                 3,504
                                                                                                   -------
Total liabilities, minority interest, and equity capital                                           $54,893
                                                                                                   =======

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Jon R. Campbell
Marilyn A. Dahl                             Directors
Gerald B. Stenson